EXHIBIT 99.5

                          Rent Subsidy Escrow Agreement


        THIS ESCROW AGREEMENT ("Escrow Agreement") is made effective as of October 8, 2004 (the "Effective Date"), by and among CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust (herein referred to as "Purchaser") and PRIME GROUP REALTY, L.P., a Delaware limited partnership (herein referred to as "Seller"), and CHICAGO TITLE AND TRUST COMPANY (the "Escrow Agent").


                                    RECITALS:

        A. Seller and Purchaser entered into that certain Purchase Agreement dated as of August 2, 2004 (as amended from time to time, the "Agreement"), which provides for the sale and purchase of, among other things, that certain real property commonly known as 1455 Sequoia Drive in Aurora, Illinois (the "1455 Sequoia Project") and that certain real property commonly known as the Arlington Heights Enterprise Center, 425 E. Algonquin Road, Arlington Heights, Illinois (the "Arlington Heights Project").

        B. Seller has agreed to deposit $641,418.42 in escrow with the Escrow Agent ("Escrowed Funds"), who has agreed to act as escrow agent with respect to the Escrowed Funds pursuant to the terms set forth herein. The Escrowed Funds represent rental income or operating expenses for the vacant space in the 1455 Sequoia Project and the Arlington Heights Project as of the date hereof (the "Vacant Space") calculated as depicted on Exhibit A.

        C. The parties desire to appoint the Escrow Agent to act on their behalf with respect to the matters contained in this Escrow Agreement.

                                   AGREEMENTS:

        NOW, THEREFORE, IN CONSIDERATION of the Recitals, which are hereby incorporated herein, and further in consideration of the mutual covenants set forth herein, the parties agree as follows:

1. Escrowed Funds.

   a. Appointment and Acceptance of the Escrow Agent. The Escrow Agent is hereby appointed by the Purchaser and the Seller as escrow agent to act in accordance with the instructions set forth herein. The Escrow Agent hereby accepts such appointment.

   b. Term of Escrow. This Escrow Agreement shall terminate on the date all of the funds in the Escrowed Funds have been disbursed as provided herein.

   c. Duty to Hold Escrowed Funds. Escrow Agent shall hold the Escrowed Funds and all earnings thereon and shall disburse such funds only in accordance with this Agreement.

   d. Investment. Escrow Agent is authorized and directed to invest the Escrowed Funds deposited pursuant hereto on the joint written direction of the parties. Each taxpayer's identification number and investment forms as required shall be provided prior to any such investment. Escrow Agent is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investments or redeeming said investments as provided herein, including, but not limited to, any loss occasioned by reason of the fact that the selected investment may not be insured by the Federal Deposit Insurance Corporation. Escrow Agent shall not be held responsible for failure to invest funds for which it has not received written instructions, completed investment forms, bank credit advise of receipt of funds or for delays in wire transfer of funds not caused by its own negligence.

2. Disposition of Escrowed Funds.

   a. Joint Direction. Except as otherwise provided in this Section 2, the Escrow Agent is authorized to disburse the Escrow Deposit only in accordance with instructions set forth in any written letter of direction executed by both Purchaser and Seller.

   b. Rental Subsidy. On October 8, 2004, and on the first day of each month thereafter up to and including October 1, 2005, Purchaser shall submit to Seller and Escrow Agent a certification (the "Leasing Certification") in the form attached hereto as Exhibit A which specifies the amount of rental income for the current month (or portion thereof) attributable to the Vacant Space and such backup information as is reasonably required to verify such rental income. In the event such Leasing Certification reflects no rental income attributable to the Vacant Space for the then-current month (or portion thereof), Escrow Agent shall, upon its receipt of such Leasing Certification, release to Purchaser an amount equal to (a) $70,720.08 through December, 2004, and (b) $48,180.08 from and after January 1, 2005 (the "Monthly Escrow Payment") from the Escrowed Funds (prorated for any partial month). In the event that the Leasing Certification reflects rental income attributable to the Vacant Space for the then-current month, Escrow Agent shall, within five (5) days after its receipt of such Leasing Certification, (1) release to Purchaser an amount equal to the Monthly Escrow Payment less the amount of any rental income set forth in such Leasing Certification, and (2) release to Seller an amount equal to the rental income shown on the Leasing Certification. After payment of any amounts due and owing to Purchaser based upon the Leasing Certification received from Purchaser for the month of October, 2005, Escrow Agent shall release the balance of the Escrowed Funds, if any, to Seller. "Rental Income" shall include any base-rent or additional rent payable during the current month by any tenants or occupants of any portion of the Vacant Space, including operating expenses and real estate tax payments.

   c. Leasing. Purchaser shall retain a commercial leasing broker to attempt to lease the Vacant Space, and the Monthly Escrow Payments shall be offset by any Rental Income for new leases signed by Purchaser from any tenants or occupants of the Vacant Space during such 12-month period. Upon Seller's request, Purchaser shall promptly provide Seller with copies of the pertinent provisions of any new leases and such other information as Seller shall reasonably request to audit the information contained in any Leasing Certification.

3. Limitations on Liability of Escrow Agent.

   a. The duties and obligations of Escrow Agent shall be determined solely by the provisions of this Escrow Agreement and no implied duties or obligations shall be read into this Escrow Agreement against Escrow Agent. Escrow Agent shall be under no obligation to refer to the Agreement or any other documents between or among the parties related in any way to this Escrow Agreement, except as specifically provided herein.

   b. Escrow Agent shall not be liable to anyone for any damages, losses or expenses for any act done or step taken or omitted by Escrow Agent in good faith; provided, however, that Escrow Agent shall be liable for damages, losses and expenses arising out of its willful default or gross negligence under this Escrow Agreement.

   c. Escrow Agent shall be entitled to rely upon, and shall be protected in acting in reasonable reliance upon, any writing furnished to Escrow Agent by any party in accordance with the terms hereof, which the Escrow Agent believes in good faith to be genuine and valid and to have been signed by the proper party or parties.

   d. Escrow Agent may, but shall not be required, to file an action of interpleader in connection with any disagreement or dispute between the parties to this Escrow Agreement. Escrow Agent shall be entitled to be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by Escrow Agent in connection with the carrying out of its duties hereunder. Escrow Agent's fees (which shall be $500.00) and all such expenses, disbursements and advances shall be borne by Seller.

   e. Any action claimed to be required to be taken by Escrow Agent hereunder and not otherwise specifically set forth herein shall require the agreement of Purchaser, Seller and Escrow Agent.

4. Resignation of Escrow Agent. If Escrow Agent desires to resign as Escrow Agent, it shall provide thirty (30) days written notice (a "Resignation Notice") of its intention to so resign to Purchaser and to Seller. Upon receipt of a Resignation Notice, Purchaser and Seller shall agree on a successor escrow agent mutually acceptable to Purchaser and Seller, which successor shall agree in writing to be bound by the terms hereof. If Seller and Purchaser cannot agree on a successor escrow agent, Escrow Agent shall turn over the Escrowed Funds to a court of competent jurisdiction in the State of Illinois.

5. Amendments. No modification or amendment to this Escrow Agreement, or waiver of compliance with any provision or condition hereof shall be valid unless reduced to writing and signed by all of the parties hereto.

6. Effect of this Escrow Agreement. This Escrow Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings relating to the subject matter hereof. This Escrow Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. The paragraph headings of this Escrow Agreement are for convenience of reference only and do not form a part hereof and do not in any way modify, interpret or construe the intentions of the parties. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to its conflicts of laws principles, and the state and federal courts of Illinois shall have exclusive jurisdiction over any controversy or claim arising out of or relating to this Agreement.

7. Notices. All notices and demands hereunder shall be in writing, and shall be delivered by courier, by registered or certified mail, return receipt requested, or by facsimile transmission and shall be deemed given two (2) business days after deposited in the United States Mail with sufficient postage prepaid thereon to carry it to its addressed destination, or when delivered by courier or facsimile transmission (with hard copy sent no later than 24 hours following transmission), and addressed as follows:

        To Seller:                     c/o Prime Group Realty Trust
                                       77 West Wacker Drive
                                       Suite 3900
                                       Chicago, Illinois  60601
                                       Attention:  Mr. Jeffrey A. Patterson

        with a copy to:                c/o Prime Group Realty Trust
                                       77 West Wacker Drive
                                       Suite 3900
                                       Chicago, Illinois  60601
                                       Attention:  Mr. James F. Hoffman

        To Purchaser:                  CenterPoint Properties Trust
                                       1808 Swift Drive
                                       Oak Brook, Illinois  60523
                                       Attention:  Mr. Paul T. Ahern

        To Escrow Holder:              Chicago Title and Trust Company
                                       171 North Clark Street
                                       Chicago, Illinois  60601
                                       Attn:  Ms. Nancy Castro

Such addresses may be changed at any time and from time to time, by notice as above provided.

8. Counterparts. This Escrow Agreement may be executed in two or more counterparts, and by the different parties hereto on separate counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.


                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.

SELLER:                     PRIME  GROUP  REALTY,  L.P.,  a  Delaware  limited
------                      partnership,  individually  and in its capacity as
                            the sole administrative member of the Owners

                            By: Prime Group Realty Trust, its Managing General Partner


                            By:  /s/ Jeffrey A. Patterson
                                 ------------------------
                            Its: President & Chief Executive Officer


PURCHASER:                  CENTERPOINT  PROPERTIES  TRUST, a  Maryland real
---------                   estate investment trust


                            By:  /s/ Paul T. Ahern
                                 -----------------------------
                            Its: Chief Investment Officer
                                 -----------------------------


                            By:  /s/ Michael A. Tortorici
                                 -----------------------------
                            Its: Vice President Controller
                                 -----------------------------
Accepted this 8th day of
              ---
October, 2004

Chicago Title and Trust Company
Escrow Holder

By:    /s/ Nancy R. Castro
       --------------------------------------
Name:  Nancy R. Castro
       --------------------------------------
Title: Senior Vice President
       --------------------------------------